                                                                     EXHIBIT 1.2

================================================================================




                             SAMSONITE CORPORATION



                            (a Delaware corporation)



                        1,564,631 SHARES OF COMMON STOCK



                        INTERNATIONAL PURCHASE AGREEMENT



                            Dated: February __, 1997


================================================================================

                                 TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INTERNATIONAL PURCHASE AGREEMENT                                              1

 SECTION 1. Representations and Warranties.................................   4
            ------------------------------
   (a) Representations and Warranties by the Company.......................   4
   (b) Representations and Warranties by the Selling Shareholders..........  11
   (c) Officer's Certificates..............................................  14

 SECTION 2. Sale and Delivery to International Managers; Closing...........  14
            ----------------------------------------------------
   (a) Initial Securities..................................................  14
   (b) Option Securities...................................................  15
   (c) Payment.............................................................  15
   (d) Denominations; Registration.........................................  16

 SECTION 3. Covenants of the Company.......................................  16
            ------------------------
   (a) Compliance with Securities Regulations and Commission Requests......  16
   (b) Filing of Amendments................................................  17
   (c) Delivery of Registration Statements.................................  17
   (d) Delivery of Prospectuses............................................  17
   (e) Continued Compliance with Securities Laws...........................  18
   (f) Blue Sky Qualifications.............................................  18
   (g) Rule 158............................................................  18
   (h) Use of Proceeds.....................................................  18
   (i) Listing.............................................................  18
   (j) Restriction on Sale of Securities...................................  19
   (k) Reporting Requirements..............................................  19
   (l) Compliance with NASD Rules..........................................  19

 SECTION 4. Payment of Expenses............................................  19
            -------------------
   (a) Expenses............................................................  20
   (b) Expenses of the Selling Shareholders................................  20
   (c) Termination of Agreement............................................  20
   (d) Allocation of Expenses..............................................  20

 SECTION 5. Conditions of International Managers' Obligations..............  21
            -------------------------------------------------
   (a) Effectiveness of Registration Statement.............................  21
   (b) Opinion of Counsel for Company......................................  21
   (c) Opinion of Counsel for the Selling Shareholders.....................  21
   (d) Opinion of Counsel for International Managers.......................  21
   (e) Officers' Certificate...............................................  22
   (f) Certificate of  Selling Shareholders................................  22
   (g) Accountant's Comfort Letter.........................................  22
   (h) Bring-down Comfort Letter...........................................  22
   (i) Approval of Listing.................................................  23

   (j) No Objection........................................................  23
   (k) Lock-up Agreements..................................................  23
   (l) Purchase of Initial U.S. Securities.................................  23
   (m) Conditions to Purchase of International Option Securities...........  23
   (n) Additional Documents................................................  24
   (o) Termination of Agreement............................................  24

 SECTION 6. Indemnification................................................  24
            ---------------
   (a) Indemnification of International Managers...........................  24
   (b) Indemnification of Company, Directors and Officers and Selling
         Shareholders......................................................  26
   (c) Actions against Parties; Notification...............................  27
   (d) Settlement without Consent if Failure to Reimburse..................  27
   (e) Indemnification for Reserved Securities.............................  28
   (f) Other Agreements with Respect to Indemnification....................  28

 SECTION 7. Contribution...................................................  28
            ------------

 SECTION 8. Representations, Warranties and Agreements to Survive Delivery.  29
            --------------------------------------------------------------

 SECTION 9. Termination of Agreement.......................................  30
            ------------------------
   (a) Termination; General................................................  30
   (b) Liabilities.........................................................  30

 SECTION 10. Default by One or More of the International Managers..........  30
             ----------------------------------------------------

 SECTION 11. Default by One or More of the Selling
            --------------------------------------

               Shareholders or the Company.................................  31
               ---------------------------

 SECTION 12. Notices.......................................................  32
             -------

 SECTION 13. Parties.......................................................  32
             -------

 SECTION 14. Governing Law and Time........................................  32
             ----------------------

 SECTION 15. Effect of Headings............................................  32
             ------------------

SCHEDULES
  SCHEDULE A - LIST OF INTERNATIONAL MANAGERS.......................... SCH A-1
  SCHEDULE B - LIST OF SELLING SHAREHOLDERS............................ SCH B-1
  SCHEDULE C - PRICING INFORMATION..................................... SCH C-1
  SCHEDULE D - LIST OF SUBSIDIARIES.................................... SCH D-1
  SCHEDULE E - LIST OF PERSONS SUBJECT TO LOCK-UP...................... SCH E-1
  SCHEDULE F - LIENS ON STOCK OF SIGNIFICANT SUBSIDIARIES.............. SCH F-1

EXHIBITS
  EXHIBIT A - FORM OF OPINION OF COMPANY'S COUNSEL.....................     A-1
  EXHIBIT B - FORM OF OPINION FOR THE SELLING SHAREHOLDERS.............     B-1
  EXHIBIT C - FORM OF LOCK-UP LETTER...................................     C-1

ANNEXES
  ANNEX A - FORM OF ACCOUNTANT'S COMFORT LETTER........................ ANNEX-1

                             SAMSONITE CORPORATION

                           (a Delaware corporation)

                       1,564,631 Shares of Common Stock

                        (Par Value US $ .01  Per Share)

                       INTERNATIONAL PURCHASE AGREEMENT


                                                    Dated: February __, 1997

MERRILL LYNCH INTERNATIONAL
BEAR, STEARNS INTERNATIONAL LIMITED
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
GOLDMAN SACHS INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (Europe)
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
PAINEWEBBER INTERNATIONAL
SMITH BARNEY INC.
as Lead Managers of the several International Managers
c/o  Merrill Lynch International
Ropemaker Place
25 Ropemaker Street
London EC2Y 9LY
England

Ladies and Gentlemen:

     Samsonite Corporation, a Delaware corporation (the "Company"), and the persons listed in Schedule B hereto (the "Selling Shareholders"), confirm their respective agreements with Merrill Lynch International ("Merrill Lynch") and each of the other international underwriters named in Schedule A hereto (collectively, the "International Managers", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch; Bear, Stearns International Limited; Donaldson, Lufkin & Jenrette Securities Corporation; Goldman Sachs International; Lehman Brothers International (Europe); Morgan Stanley & Co. International Limited; PaineWebber International; and Smith Barney Inc. are acting as representatives (in such capacity, the "Lead Managers"), with respect to (i) the sale by the Company and the Selling Shareholders, acting severally and not jointly, and the purchase by the International Managers, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value US $.01 per share, of the Company ("Common Stock") set forth in said Schedules A and B hereto, and (ii) the grant by the Company and the Selling Shareholders to the International Managers, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 156,463 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 1,564,631 shares of Common Stock (the "Initial International Securities") to be purchased by the International Managers and all or any part of the 156,463 shares of Common Stock subject to the option described in Section 2(b) hereof (the "International Option Securities") are hereinafter called, collectively, the "International Securities."

     It is understood that the Company and the Selling Shareholders are concurrently entering into an agreement dated the date hereof (the "U.S. Purchase Agreement") providing for the offering by the Company and the Selling Shareholders of an aggregate of 6,258,525 shares of Common Stock
(the "Initial U.S. Securities") through arrangements with certain underwriters in the United States and Canada (the "U.S. Underwriters") for which Merrill Lynch & Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Bear, Stearns & Co. Inc.; Donaldson, Lufkin & Jenrette Securities Corporation; Goldman, Sachs & Co.; Lehman Brothers; Morgan Stanley & Co. Incorporated; PaineWebber Incorporated; and Smith Barney Inc. are acting as representatives (the "U.S. Representatives") and the grant by the Company and the Selling Shareholders to the U.S. Underwriters, acting severally and not jointly, of an option to purchase all or any part of the U.S. Underwriters' pro rata portion of up to 625,852 additional shares of Common Stock solely to cover over-allotments, if any (the "U.S. Option Securities" and, together with the International Option Securities, the "Option Securities"). The Initial U.S. Securities and the U.S. Option Securities are hereinafter called the "U.S. Securities." It is understood that the Company is not obligated to sell and the International Managers are not obligated to purchase, any Initial International Securities unless all of the Initial U.S. Securities are contemporaneously purchased by the U.S. Underwriters.

     The International Managers and the U.S. Underwriters are hereinafter collectively called the "Underwriters," the Initial International Securities and the Initial U.S. Securities are hereinafter collectively called the "Initial Securities," and the International Securities and the U.S. Securities are hereinafter collectively called the "Securities."

     The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the "Global Coordinator").

     The Company understands that the International Managers propose to make a public offering of the International Securities as soon as the Lead Managers deem advisable after this Agreement has been executed and delivered.

     The Company, the Selling Shareholders and the Underwriters agree that up to 150,000 shares of the Securities to be purchased by the Underwriters (the "Reserved Securities"), shall be reserved for sale by the Underwriters to certain eligible employees of and persons having business relationships with the Company, as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc., and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such eligible employees of and persons having business relationships with the Company by the end of the first business day after the date of this Agreement, such Reserved Shares may be offered to other members of the public as part of the public offering contemplated hereby.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-18405) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b).
Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the International Securities (the "Form of International Prospectus") and one relating to the U.S. Securities (the "Form of U.S. Prospectus"). The Form of International Prospectus is identical to the
Form of U.S. Prospectus, except for the front cover and back cover pages and the information under the caption "Underwriting" and the inclusion in the Form of International Prospectus of a section under the caption "Certain United States Federal Tax Considerations to Non-United States Holders." The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each Form of International Prospectus and Form of U.S. Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final Form of International Prospectus and the final Form of U.S. Prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "International Prospectus" and the "U.S. Prospectus," respectively, and collectively, the "Prospectuses." If Rule 434 is relied on, the terms "International Prospectus" and "U.S. Prospectus" shall refer to the preliminary International Prospectus dated January 7, 1997 and preliminary U.S. Prospectus dated January 7, 1997, respectively, each together with the applicable Term Sheet and all references in this Agreement to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the

International Prospectus, the U.S. Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy thereof filed with the Commission pursuant to its Electronic Data
Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectuses shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectuses, as the case may be.

     SECTION 1.  Representations  and Warranties.
                 -------------------------------

     (a) Representations and Warranties by the Company. The Company represents and warrants to each International Manager as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each International Manager, as follows:


          (i) The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          The Prospectuses as of their respective dates do not and as of the Closing Date (as defined in Section 2(c) hereof) will not, and any supplement or amendment thereto, if any, as of its date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectuses, any preliminary prospectuses and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectuses and such preliminary prospectuses, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities, except that the representations and warranties contained in this paragraph (a) shall not apply to statements or omissions in the Prospectuses (or any supplement or amendment thereto) based upon information furnished to the Company in writing by or on behalf of the Selling Shareholders or any International Manager expressly for use therein. The Prospectuses delivered to the Underwriters for use in connection with this offering were identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) The Company is and each of its significant subsidiaries (as defined in Rule 1-02 under Regulation S-X as promulgated by the Commission) (the "Significant Subsidiaries") is existing as a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. Except as set forth in Schedule F, all of the outstanding shares of capital stock or other securities evidencing equity ownership of each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to preemptive or similar rights and, except as set forth in the Prospectuses or in Schedule F, are owned by the Company or a subsidiary of the Company free and clear of any security interest, claim, lien or encumbrance. Except as set forth in the Prospectuses or in Schedule F, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in any Significant Subsidiary of the Company, except for such rights held by the Company or its subsidiaries. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the U.S. Purchase Agreement and to issue, sell and deliver to the International Managers the International Securities to be sold by the Company to the International Managers pursuant hereto and to sell and deliver to the U.S. Underwriters the U.S. Securities to be sold by the Company to the U.S. Underwriters pursuant thereto. The Common Stock conforms to all statements relating thereto contained in the Prospectuses and such descriptions conform to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability solely by reason of being such a holder; and the issuance of the Securities to be issued and sold by the Company pursuant hereto is not subject to the preemptive or other similar rights of any securityholder of the Company.

          (iii) Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note, evidence of indebtedness, indenture, instrument or other agreement to which the Company or any of its subsidiaries is a party or by which it or any of its Significant Subsidiaries or their respective properties are bound, except such violations or defaults that would not have a material adverse effect upon the Company and its subsidiaries, taken as a whole.

          (iv) The execution, delivery and performance of this Agreement and the U.S. Purchase Agreement by the Company, compliance by the Company with the provisions hereof and thereof and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or constitute a breach of any of the terms or provisions of the respective charter or bylaws of the Company or any of its Significant Subsidiaries,
     (ii) constitute a default under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its Significant Subsidiaries pursuant to, or an acceleration of indebtedness pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which any of them or their property is bound,
     (iii) violate any law or administrative regulation applicable to the Company, any of its Significant Subsidiaries or any of their assets or properties, or (iv) violate any judgment, order or decree of any court or governmental agency or authority entered in any proceeding to which the Company or any of its Significant Subsidiaries was or is now a party or to which any of them or their respective properties may be subject, except, in the case of clauses (ii), (iii) and (iv), such default, impositions and violations that would not have a material adverse effect upon the Company and its subsidiaries, taken as a whole. No consent, approval, authorization or order of, or filing or registration with, any regulatory body, administrative agency, or other governmental agency (except as securities or Blue Sky laws of the various states may require) is required on the part of the Company, for the execution, delivery and performance of this Agreement and the U.S. Purchase Agreement and the valid issuance and sale of the Securities to be sold by the Company pursuant hereto and thereto, other than (i) those that have been or will be obtained or made on or prior to the Closing Date, as required under the 1933 Act Regulations, (ii) those that have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered and (iii) those that are not required to be obtained or made on or prior to the Closing Date. No consents or waivers from any person (other than any regulatory body, administrative agency or other governmental agency) are required on the part of the Company, to consummate the transactions contemplated by this Agreement, the U.S. Purchase Agreement or the Prospectuses, other than (i) such consents and waivers as have been or will be obtained on or prior to the Closing Date and (ii) those that are not required to be obtained on or prior to the Closing Date .

          (v) This Agreement and the U.S. Purchase Agreement have been duly authorized and validly executed by the Company and (assuming the due execution and delivery thereof by the Selling Shareholders, International Managers and the U.S. Underwriters) are legally valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and (iii) to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto may be unenforceable.

          (vi) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, or, to the knowledge of the Company, threatened or contemplated, to which the Company or any of its Significant Subsidiaries is or may be a party or to which the business or property of the Company or any of its Significant Subsidiaries is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that, to the knowledge of the Company, has been proposed by any governmental body, or (iii) no injunction, restraining order or order of any nature issued by a federal or state court of competent jurisdiction to which the Company or any of its Significant Subsidiaries is subject that, in the case of clauses (i), (ii) and
     (iii) above, (w) is required to be disclosed in the Prospectuses, that is not so disclosed, (x) is not disclosed in the Prospectuses and would materially and adversely affect the Company and its subsidiaries, taken as a whole, (y) would interfere with or adversely affect the issuance of the Securities in any material respect or (z) except to the extent referred to in clauses (i), (ii) and (iii) of paragraph (v) above would in any manner draw into question the validity of this Agreement, the U.S. Purchase Agreement or the Securities. There is no contract or document concerning any of the Company or its Significant Subsidiaries of a character required to be described in the Prospectuses that is not so described as required.

          (vii) All income and other material tax returns required to be filed by the Company or any of its Significant Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges shown to be due on such returns or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided in the Company's financial statements (in accordance with generally accepted accounting principles) or those currently payable without penalty or interest.

          (viii) Neither the Company nor any of its Significant Subsidiaries is involved in any material labor dispute nor, to the knowledge of the Company or any of its Significant Subsidiaries, is any material dispute threatened that, if such dispute were to occur, would have a material adverse effect on the condition (financial or other), business, property, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

          (ix) Neither the Company nor any of its Significant Subsidiaries has violated any safety or similar law applicable to its business, nor any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement

     Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, which in each case would have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. To the best of the Company's knowledge, the Company and its Significant Subsidiaries are in substantial compliance with all applicable existing federal, state, local and foreign laws and regulations relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material ("Environmental Laws"), except for such instances of noncompliance which, either singly or in the aggregate, would not have a material adverse effect on the condition (financial or other), business, property, net worth or results of operations of the Company and its subsidiaries, taken as a whole. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

          (x) The Company and its Significant Subsidiaries have such material permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Permits") as are necessary to own, lease and operate their respective properties and to conduct their business in the manner described in the Prospectuses, other than Permits the absence of which, in the aggregate, will not have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company and its Significant Subsidiaries have fulfilled and performed all of their material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time or both would allow, revocation or termination by the Company thereof or which results in any other material impairment of the rights of the holder of any such Permit, and such Permits contain no restrictions that are materially burdensome to the Company and its Significant Subsidiaries, taken as a whole. Neither the Company nor any of its Significant Subsidiaries knows that any governmental body or agency is considering limiting, suspending or revoking any such Permit.

          (xi) The Company and each of its Significant Subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions to all property and assets described in the Prospectuses as being owned by it, except as described in the Prospectuses (including the financial statements) or that would not have a material adverse effect upon the condition (financial or other), business, property, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole. All material leases to which the Company or any of its Significant Subsidiaries is a party are valid and binding, and no default has occurred or is continuing thereunder which might result in any material adverse change in the business, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, and the Company and its Significant Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such Significant Subsidiary.

          (xii) The Company and each of its Significant Subsidiaries maintains liability, casualty and other insurance (subject to customary deductibles and retentions) with responsible insurance companies against such risks companies engaged in similar businesses as the Company and its Significant Subsidiaries operate (which may include self-insurance in comparable form to that maintained by such responsible companies).

          (xiii) The consolidated historical financial statements, together with related schedules and notes, forming part of the Prospectuses (and any amendment or supplement thereto), present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the entities covered thereby, at the respective dates or for the respective periods to which they apply; such historical financial statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other historical financial information set forth in the Prospectuses (and any amendment or supplement thereto), in all material respects, is fairly presented and prepared on a basis consistent with such financial statements and the books and records of the entities covered thereby.

          (xiv) The Company and each of its Significant Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that:

               (A) transactions are executed in accordance with management's general or specific authorizations;

               (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; and

               (C) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

          (xv) Except as contemplated by or set forth in the Prospectuses, subsequent to the respective dates as of which information is given in the Prospectuses, and up to the Closing Date, unless the Company has notified the Underwriters as provided herein:

               (A) none of the Company or its Significant Subsidiaries has entered into any material transactions not in the ordinary course of business;

               (B) there has not been any material decrease in the Company's or any of its Significant Subsidiaries' capital stock, or any material increase in long-term indebtedness (other than borrowings in the ordinary course of business to meet working capital requirements) or any material increase in short-term indebtedness of the Company or its Significant Subsidiaries or any payment of or declaration to pay any dividends or any other distribution with respect to the Company's capital stock; and

               (C) there has not been any material adverse change in the condition (financial or other), business, property, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

          (xvi) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectuses, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectuses, at the time the Registration Statement became effective, at the time the Prospectuses were issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (xvii) There are no contracts or documents which are required to be described in the Registration Statement, the Prospectuses or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

          (xviii) The Company is not required to be registered or regulated as an "investment company" as defined in the Investment Company Act of 1940, as amended.

          (xix) To the best of the Company's knowledge, KPMG Peat Marwick LLP is an independent public accountant with respect to the Company within the meaning of the Act.

          (xx) The Company is not presently doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

     (b) Representations and Warranties by the Selling Shareholders". Each Selling Shareholder severally represents and warrants to each International Manager as of the date hereof (except as otherwise noted below) as of the Closing Time, and, if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each International Manager, as follows:

          (i) Accurate Disclosure.  To the extent that any statements or
              -------------------
     omissions made in the Registration Statement, any preliminary prospectus, the Prospectuses or any amendment or supplement thereto are made in reliance upon and conformity with written information furnished to the Company or the Underwriters by such Selling Shareholder expressly for use therein, such preliminary prospectus and the Registration Statement did, and the Prospectuses and any further amendments or supplements to the Registration Statement and the Prospectuses, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling Shareholder is not prompted to sell (y) the International Securities to be sold by such Selling Shareholder hereunder or (z) the U.S. Securities to be sold by such Selling Shareholder under the U.S. Purchase Agreement by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectuses.

          (ii) Authorization of Agreements.  Such Selling Shareholder has
               ---------------------------
     the full right, power and authority to enter into this Agreement, the U.S. Purchase Agreement and a Power of Attorney Agreement (the "Power of Attorney Agreement") and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder and under the International Purchase Agreement. The execution and delivery of this Agreement, the U.S. Purchase Agreement and the Power of Attorney Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and in the U.S. Purchase Agreement and compliance by such Selling Shareholder with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-
     Laws of such Selling Shareholder if such Selling Shareholder is a corporation, or of the Partnership Agreement of such Selling Shareholder if such Selling Shareholder is a Partnership, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

          (iii)  Good and Marketable Title.  Such Selling Shareholder (A) has
                 -------------------------
     (except as previously disclosed in writing to the Underwriters) (B) in the case of Initial Securities, will have at the Closing Time and (C) if any Option Securities are purchased, in the case of such Option Securities, will have on the Date of Delivery, good and marketable title to such Securities to be sold by such Selling Shareholder hereunder and under the U.S. Purchase Agreement, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement and the U.S. Purchase Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

          (iv) Due Execution of Power of Attorney and Custody Agreement.  Such
               --------------------------------------------------------
     Selling Shareholder has duly executed and delivered, in the form heretofore furnished to the Representatives, the Power of Attorney Agreement appointing the persons indicated in Schedule B hereto, and each of them, as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-
     Fact"); and each Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(f) hereof or that may be required pursuant to Sections 5(l) and 5(m) hereof on behalf of such Selling Shareholder, to execute and deliver the U.S. Purchase Agreement and any certificates that may be required thereunder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Shareholder hereunder and under the U.S. Purchase Agreement, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder, as provided in Section 2(a) hereof and as provided in the U.S. Purchase Agreement, to authorize the delivery of the International Securities to be sold by such Selling Shareholder hereunder and the delivery of the U.S. Securities under the U.S. Purchase Agreement, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement and the U.S. Purchase Agreement.

          (v) Absence of Manipulation.  Such Selling Shareholder has not taken,
              -----------------------
     and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company as such terms are defined in, or causing any violation of, the 1934 Act to facilitate the sale or resale of the Securities.

          (vi) Absence of Further Requirements.  No filing with, or consent,
               -------------------------------
     approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Shareholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the International Securities hereunder or the consummation of the transactions contemplated by this Agreement or in connection with the sale and delivery of the U.S. Securities under the U.S. Purchase Agreement or the consummation of the transactions contemplated thereby, except (i) such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws or other applicable laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Shares are offered.

          (vii)  Restriction on Sale of Securities.  During a period of 90 days
                 ---------------------------------
     from the date of the Prospectuses, such Selling Shareholder will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder and under the U.S. Purchase Agreement; provided, however, that this paragraph (vii) shall not prohibit the transfer by such Selling Shareholder to any affiliate of such Selling Shareholder in a private transaction not requiring registration under the 1933 Act, or the pledge of shares of Common Stock, provided that such affiliate, transferee and/or lender or creditor, as the case may be, agrees and acknowledges in writing to Merrill Lynch that it is bound by the same restrictions in this paragraph (vii).

          (viii)  Tax Equity and Fiscal Responsibility Act.  In order
                     ----------------------------------------
     to document the International Managers' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to Merrill Lynch prior to or at the Closing Time a properly completed and executed United States Treasury Department
     Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu of thereof).

          (ix) No Association with NASD.  Neither such Selling Shareholder nor
               ------------------------
     any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc. (the "NASD") (except Chelonian Corp., Valise Limited Partnership and High River Limited Partnership, each of which is controlled by Carl C. Icahn, the Chairman of Icahn & Co., Inc., a member of the NASD).

     (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Global Coordinator, the Lead Managers or to counsel for the International Managers shall be deemed a representation and warranty by the Company to each International Manager as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholders as such and delivered to the Global Coordinator, the Lead Managers or to counsel for the International Managers pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder to each International Manager as to the matters covered thereby.

     SECTION 2.  Sale and Delivery to International Managers; Closing.
                 ----------------------------------------------------

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Shareholder, severally and not jointly, agree to sell to each International Manager, severally and not jointly, and each International Manager, severally and not jointly, agrees to purchase from the Company and each Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial International Securities set forth in Schedule B opposite the name of the Company or such Selling Shareholder, as the case may be, which the number of Initial International Securities set forth in Schedule A opposite the name of such International Manager, plus any additional number of Initial International Securities which such International Manager may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial International Securities, subject, in each case, to such adjustments among the International Managers as the Global Coordinator in its sole discretion shall make to eliminate any sales or purchases of fractional securities.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Shareholder hereby grants an option to the International Managers, severally and not jointly, to purchase up to an additional 156,463 shares of Common Stock, as set forth in Schedule B, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial International Securities but not payable on the International Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial International Securities upon notice by the Global Coordinator to the Company and the Selling Shareholders setting forth the number of International Option Securities as to which the several International Managers are then exercising the option and the time and date of payment and delivery for such International Option Securities. Any such time and date of delivery for the International Option Securities (a "Date of Delivery") shall be determined by the Global Coordinator, but shall not be later than seven, nor earlier than three, full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the International Option Securities, each of the International Managers, acting severally and not jointly, will purchase that proportion of the total number of International Option Securities then being purchased which the number of Initial International Securities set forth in Schedule A opposite the name of such International Manager bears to the total number of Initial International Securities, subject in each case to such adjustments as the Global Coordinator in its discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 399 Park Avenue, New York, NY 10022, or at such other place as shall be agreed upon by the Global Coordinator, the Company and the Selling Shareholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Global Coordinator, the Company and the Selling Shareholders (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the International Option Securities are purchased by the International Managers, payment of the purchase price for, and delivery of certificates for, such International Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Global Coordinator, the Company and the Selling Shareholders, on each Date of Delivery as specified in the notice from the Global Coordinator to the Company and the Selling Shareholders.

     Payment shall be made to the Company and the Selling Shareholders by wire transfer of immediately available funds to bank accounts designated by the Company and the Custodian pursuant to each Selling Shareholder's Power of Attorney and Custody Agreement, as the case may be, against delivery to the Lead Managers for the respective accounts of the International Managers of certificates for the International Securities to be purchased by them. It is understood that each International Manager has authorized the Lead Managers, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial International Securities and the International Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as a representative of the International Managers, may (but shall not be obligated to) make payment of the purchase price for the Initial Internatioal Securities or the International Option Securities, if any, to be purchased by any International Manager whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such International Manager from its obligations hereunder.

     (d) Denominations; Registration. Certificates for the Initial International Securities and the International Option Securities, if any, shall be in such denominations and registered in such names as the Lead Managers may request in writing at least two full business days before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial International Securities and the International Option Securities, if any, will be made available for examination and packaging by the Lead Managers in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3.  Covenants of the Company.  The Company covenants with each
                 ------------------------
International Manager as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b) hereof, will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Global Coordinator immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company will give the Global Coordinator notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectuses, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Global Coordinator with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Global Coordinator or counsel for the International Managers shall object within a reasonable period of time subsequent to furnishing such document to the Global Coordinator.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Lead Managers and counsel for the International Managers, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Lead Managers, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the International Managers. The copies of the Registration Statement and each amendment thereto furnished to the International Managers will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company has delivered to each International Manager, without charge, as many copies of each preliminary prospectus as such International Manager reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each International Manager, without charge, during the period when the International Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the International Prospectus (as amended or supplemented) as such International Manager may reasonably request. The International Prospectus and any amendments or supplements thereto furnished to the International Manager will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the U.S. Purchase Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities by any Underwriter, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the International Managers and for the Company, to amend the Registration Statement or amend or supplement the International Prospectus or the U.S. Prospectus in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the International Prospectus or the U.S. Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the International Managers such number of copies of such amendment or supplement as the International Managers may reasonably request.

     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the International Managers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Global Coordinator may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

     (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds."

     (i) Listing. The Company's Common Stock is currently traded on the Nasdaq National Market under the symbol "SAMC". The Company will use its best efforts to maintain the quotation of the Common Stock on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

     (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectuses, the Company will not, without the prior written consent of the Global Coordinator, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or under the U.S. Purchase Agreement,
(B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectuses, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectuses or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan; provided, however, that this paragraph (j) shall not prohibit the issuance and sale of securities of the Company in connection with acquisitions so long as such issuance and sale is exempt from the registration requirements of Section 5 of the 1933 Act and the recipient of such securities agrees to a substantially identical restriction on transfer for the remainder of such 90-day period.

     (k) Reporting Requirements. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (l) Compliance with NASD Rules. The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions, any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

     SECTION 4.  Payment of Expenses.
                 -------------------

     (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, the U.S. Purchase Agreement, the Intersyndicate Agreement, any agreement among underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon such sale, issuance or delivery of the Securities to the Underwriters and the transfer of the Securities between the U.S. Underwriters and the International Managers,
(iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectuses and any amendments or supplements thereto, (vii) the fees and expenses of any transfer agent or registrar for the Securities, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (ix) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market and (x) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with the matters related to the Reserved Securities which are designated by the Company for sale to employees and others having a business relationship with the Company.

     (b) Expenses of the Selling Shareholders. The Selling Shareholders will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement and the International Purchase Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants.

     (c) Termination of Agreement. If this Agreement is terminated by the Lead Managers in accordance with the provisions of Section 5, Section 9(a)(i) or
Section 11 hereof, the Company

[AND THE SELLING SHAREHOLDERS, PRO RATA BASED ON THE NUMBER OF SHARES OF SECURITIES TO BE SOLD BY SUCH PERSON,] shall reimburse the International Managers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the International Managers.

     (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

     SECTION 5.  Conditions of International Managers' Obligations.  The
                 -------------------------------------------------
obligations of the several International Managers hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the International Managers. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

     (b) Opinion of Counsel for Company. At Closing Time, the Lead Managers shall have received the favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company, in form and substance satisfactory to counsel for the International Managers, together with signed or reproduced copies of such letter for each of the other International Managers to the effect set forth in Exhibit A hereto.

     (c) Opinion of Counsel for the Selling Shareholders. At Closing Time, the Lead Managers shall have received the favorable opinions, dated as of Closing Time, of (i) Willkie, Farr & Gallagher and (ii) Gordon, Altman, Butowsky, Weitzen, Shalov & Wein, counsel for the Selling Shareholders, each in form and substance satisfactory to counsel for the International Managers, together with signed or reproduced copies of such letters for each of the other International Managers to the effect set forth in Exhibit B hereto.

     (d) Opinion of Counsel for International Managers. At Closing Time, the Lead Managers shall have received the favorable opinion, dated as of Closing Time, of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the International Managers, together with signed or reproduced copies of such letter for each of the other International Managers with respect to the matters set forth in clauses (i), (ii), (xv) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (x), (xiii), (xiv), (xvii), (xx)

(solely as to the information in the Prospectuses under "Description of Capital Stock--Common Stock") and the last paragraph of Exhibit A hereto.

     In giving the opinions referred to in paragraphs (b), (c) and (d) above, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Lead Managers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Lead Managers shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that to the best of their knowledge
(i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

     (f) Certificate of Selling Shareholders. At Closing Time, the Lead
Managers shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Shareholder, dated as of Closing Time, to the effect that (i) the representations and warranties of such Selling Shareholder contained in
Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) such Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

     (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Lead Managers shall have received from KPMG Peat Marwick LLP, a letter dated such date, in form and substance satisfactory to the Lead Managers, together with signed or reproduced copies of such letter for each of the other International Managers containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses, substantially in the Form of Annex A hereto.

     (h) Bring-down Comfort Letter. At Closing Time, the Lead Managers shall have received from KPMG Peat Marwick, LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (i) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

      (j) Lock-up Agreements. At the date of this Agreement, the Lead Managers shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule E hereto.

     (k) Purchase of Initial U.S. Securities. Contemporaneously with the purchase by the International Managers of the Initial International Securities under this Agreement, the U.S. Underwriters shall have purchased the Initial U.S. Securities under the U.S. Purchase Agreement.

     (l) Conditions to Purchase of International Option Securities. In the event that the International Managers exercise their option provided in
Section 2(b) hereof to purchase all or any portion of the International Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Lead Managers shall have received:

          (i) Officers' Certificate.  A certificate, dated such Date of
              ---------------------
          Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

          (ii) Certificate of Selling Shareholders.  A certificate, dated such
               -----------------------------------
          Date of Delivery, of an Attorney-in-Fact on behalf of each Selling Shareholder confirming that the certificate delivered at Closing Time pursuant to Section 5(f) remains true and correct as of such Date of Delivery.

          (iii)  Opinion of Counsel for Company.  The favorable opinion of
                 ------------------------------
          Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company, in form and substance satisfactory to counsel for the International Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
          Section 5(b) hereof.

          (iv) Opinion of Counselor for the Selling Shareholders.  The favorable
               -------------------------------------------------
          opinions of (i) Willkie, Farr & Gallagher and (ii) Gordon, Altman, Butowsky, Weitzen, Shalov & Wein, counsel for the Selling Shareholders, each in form and substance satisfactory to counsel for the International Managers, dated such Date of

          Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(c) hereof.

          (v) Opinion of Counsel for International Managers.  The favorable
              ---------------------------------------------
          opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the International Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
          Section 5(d) hereof.

          (vi) Bring-down Comfort Letter.  A letter from KPMG Peat Marwick LLP,
               -------------------------
          in form and substance satisfactory to the Lead Managers and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Lead Managers pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

     (n) Additional Documents. At Closing Time and at each Date of Delivery counsel for the International Managers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Lead Managers and counsel for the International Managers.

     (o) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of International Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several International Managers to purchase the relevant Option Securities may be terminated by the Lead Managers by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6.  Indemnification.
                 ---------------
     (a) Indemnification of International Managers. (1) The Company agrees to indemnify and hold harmless each International Manager and each person, if any, who controls any International Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (i), (ii), (iii) and (iv) below and in Section 6(a)(3).

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule

     430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in foreign jurisdictions in connection with the reservation and sale of the Reserved Securities to eligible employees of and persons having business relationships with the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectuses or preliminary prospectuses, not misleading;

          (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(1)(ii)(A) hereof; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Selling Shareholders; and

          (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(1)(ii)(A) hereof; to the extent that any such expense is not paid under (i), (ii) or (iii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
-----------------
liability, claim, damage or expense (i) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any International Manager through the Lead Managers expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the International Prospectus (or any amendment or supplement thereto) or (ii) with respect to any prospectus resulting from the fact that the International Managers sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the International Prospectus, as amended or supplemented, if the Company shall have previously furnished copies thereof to the International Managers in accordance with this Agreement and the International Prospectus, as amended or supplemented, would have corrected such untrue statement or omission.

     (2) Each of the Selling Shareholders will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Company against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectuses, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectuses or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Underwriters by such Selling Shareholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement or the Prospectuses or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use therein.

     (3) Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of an International Manager or who controls an International Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and who, at the date of this Agreement, is a director or officer of the Company or controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement under Item 17 thereof.

     (b) Indemnification of Company, Directors and Officers and Selling Shareholders. Each International Manager severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Shareholder and each person, if any, who controls any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary international prospectus or the International Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such International Manager through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the International Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(1)(iii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (e) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of eligible employees of and persons having business relationships with the Company to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

     (f) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

     SECTION 7.  Contribution.  If the indemnification provided for in Section 6
                 ------------
hereof is for any reason unavailable or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the International Managers on the other hand from the offering of the International Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the International Managers on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in
Section 6(a)(1)(ii)(A) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and the Selling Shareholders on the one hand and the International Managers on the other hand in connection with the offering of the International Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the International Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the International Managers, in each case as set forth on the cover of the International Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the International Securities as set forth on such cover.

     The relative fault of the Company and the Selling Shareholders on the one hand and the International Managers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the International Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, or in connection with any violation of the nature referred to in
Section 6(a)(1)(ii)(A) hereof.

     The Company, the Selling Shareholders and the International Managers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Managers has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No Selling Shareholder shall be required to contribute in excess of the amount such Selling Shareholder would have paid as an indemnity pursuant to
Section 6 hereof [PLUS ANY EXPENSES PURSUANT TO SECTION 4(C) HEREOF].

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an International Manager within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such International Manager, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be.
The International Managers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial International Securities set forth opposite their respective names in Schedule A hereto and not joint.

     The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

     SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any International Manager or controlling person, or by or on behalf of the Company or the Selling Shareholders, and shall survive delivery of the International Securities to the International Managers.

     SECTION 9.  Termination of Agreement.
                 ------------------------
     (a) Termination; General. The Lead Managers may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the International Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Lead Managers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10.    Default by One or More of the International Managers.  If
                    ----------------------------------------------------
one or more of the International Managers shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Lead Managers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Managers, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Lead Managers shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of International Securities to be purchased on such date, each of the non-defaulting International Managers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting International Managers, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of International Securities to be purchased on such date, this Agreement or, with respect to any

     Date of Delivery which occurs after the Closing Time, the obligation of the International Managers to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting International Manager.

     No action taken pursuant to this Section shall relieve any defaulting International Manager from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the International Managers to purchase and the Company to sell the relevant International Option Securities, as the case may be, either (i) the Lead Managers or (ii) the Company and any Selling Shareholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or International Prospectus or in any other documents or arrangements. As used herein, the term "International Manager" includes any person substituted for an International Manager under this Section 10.

     SECTION 11.    Default by One or More of the Selling Shareholders or the
                    ---------------------------------------------------------
                    Company.
                    -------

     (a) If a Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of International Securities which such Selling Shareholder or Selling Shareholders are obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of International Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule B hereto, then the International Managers may, at the option of the Lead Managers, by notice from the Lead Managers to the Company and the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6,7 and 8 shall remain in full force and effect or (b) elect to purchase the International Securities which the non-defaulting Selling Shareholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

     In the event of a default by any Selling Shareholder as referred to in this
Section 11, each of the Lead Managers, the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectuses or in any other document or arrangements.

     (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of International Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

     SECTION 12.    Notices.  All notices and other communications hereunder
                    -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the International Managers shall be directed to the Lead Managers at North Tower, World Financial Center, New York, New York 10281-1201, attention of _________; notices to the Company shall be directed to it at Samsonite Corporation, 11200 East Forty-Fifth Avenue, Denver, Colorado, 80239-3018, attention of John P. Murtagh; and notices to the Selling Shareholders shall be directed to the appropriate address as specified in Schedule B attached hereto.

     SECTION 13.    Parties.  This Agreement shall each inure to the benefit of
                    -------
and be binding upon the International Managers, the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the International Managers, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the International Managers, the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of International Securities from any International Manager shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14.    GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE GOVERNED BY
                    ----------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.


     SECTION 15.    Effect of Headings.  The Article and Section headings herein
                    ------------------
and the Table of Contents are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the International Managers, the Company and the Selling Shareholders in accordance with its terms.


                                    Very truly yours,

                                    SAMSONITE CORPORATION


                                    By _______________________
                                         Title:


                                    CHELONIAN CORP.


                                    By _______________________
                                         Attorney-in-Fact


                                    VALISE LIMITED PARTNERSHIP


                                    By _______________________

                                         Its _______________________

                                         By _______________________
                                              Attorney-in-Fact


                                    HIGH RIVER LIMITED PARTNERSHIP


                                    By _______________________

                                         Its _______________________

                                         By _______________________
                                              Attorney-in-Fact

                                    GFI II, L.P.


                                    By _______________________

                                         Its _______________________

                                         By _______________________
                                              Attorney-in-Fact


                                    GFI III, L.P.


                                    By _______________________

                                         Its _______________________

                                         By _______________________
                                              Attorney-in-Fact


                                    GREEN FAMILY FOUNDATION


                                    By _______________________
                                         Attorney-in-Fact



CONFIRMED AND ACCEPTED,
  as of the date first above written:


MERRILL LYNCH INTERNATIONAL


By
_________________________________________
             Authorized Signatory

BEAR, STEARNS INTERNATIONAL LIMITED


By_________________________________________
             Authorized Signatory



DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


By_________________________________________
             Authorized Signatory


GOLDMAN SACHS INTERNATIONAL


By__________________________________________
             Authorized Signatory


LEHMAN BROTHERS INTERNATIONAL (Europe)


By__________________________________________
             Authorized Signatory


MORGAN STANLEY & CO. INTERNATIONAL  LIMITED


By__________________________________________
             Authorized Signatory


PAINEWEBBER  INTERNATIONAL


By__________________________________________
             Authorized Signatory

SMITH  BARNEY  INC.


By__________________________________________
             Authorized Signatory


For themselves and as Lead Managers of the other International Managers named in Schedule A hereto.

                                  SCHEDULE A



                                                            Number of
                                                      Initial International
     Name of International Manager                          Securities
     -----------------------------                          ----------


  Merrill Lynch International.........................

  Bear, Stearns International Limited.................

  Donaldson, Lufkin & Jenrette
   Securities Corporation.............................

  Goldman Sachs International.........................

  Lehman Brothers International (Europe)..............

  Morgan Stanley & Co. International
   Limited............................................

  PaineWebber International...........................

  Smith Barney Inc. ..................................


  Total...............................................   1,564,631
                                                         =========

                                   SCHEDULE B



                                                             Maximum Number of
                                    Number of Initial       International Option
                                 International Securities       Securities
                                      to be Sold                to Be Sold
                                 ------------------------   ------------------


SAMSONITE CORPORATION
11200 East Forty-Fifth Avenue
Denver, CO  80239-3018

CHELONIAN CORP./a/
c/o Icahn Associates Corp.
114 W. 47th Street, 19th Floor
New York, NY  10019
Attention:  Carl C. Icahn

VALISE LIMITED PARTNERSHIP/b/
c/o Icahn Associates Corp.
114 W. 47th Street, 19th Floor
New York, NY  10019
Attention:  Carl C. Icahn

HIGH RIVER LIMITED PARTNERSHIP/c/
c/o Icahn Associates Corp.
114 W. 47th Street, 19th Floor
New York, NY  10019
Attention:  Carl C. Icahn

______________
/a/ This Selling Shareholder is represented by Gordon Altman Butowsky Weitzen Shalov & Wein, 114 West 47th Street, 19th Floor, New York, NY 10031 and has appointed Carl C. Icahn and Marc Weitzen, and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

/b/ This Selling Shareholder is represented by Gordon Altman Butowsky Weitzen Shalov & Wein, 114 West 47th Street, 19th Floor, New York, NY 10031 and has appointed Carl C. Icahn and Marc Weitzen, and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

/c/ This Selling Shareholder is represented by Gordon Altman Butowsky Weitzen Shalov & Wein, 114 West 47th Street, 19th Floor, New York, NY 10031 and has appointed Carl C. Icahn and Marc Weitzen, and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

GFI II, L.P./d/
c/o Steven J. Green
7964 Fisher Island Drive
Fisher Island, FL  33109


GFI, III, L.P./e/
c/o Steven J. Green
7964 Fisher Island Drive
Fisher Island, FL  33109


GREEN FAMILY FOUNDATION/f/
c/o Steven J. Green
7964 Fisher Island Drive
Fisher Island, FL  33109

Total...........................................  4,823,156
                                                  =========
_________________
/d/  This Selling Shareholder is represented by Willkie, Farr & Gallagher, 153
     E. 53rd, New York, NY 10022 and has appointed [John Scott and _______________], and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

/d/  This Selling Shareholder is represented by Willkie, Farr & Gallagher, 153
     E. 53rd, New York, NY 10022 and has appointed [John Scott and _______________], and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

/d/  This Selling Shareholder is represented by Willkie, Farr & Gallagher, 153
     E. 53rd, New York, NY 10022 and has appointed [John Scott and _______________], and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

                                  SCHEDULE C

                             SAMSONITE CORPORATION

                       1,564,631 Shares of Common Stock
                         (Par Value US $.01 Per Share)



          1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be US $___ .

          2. The purchase price per share for the International Securities to be paid by the several International Managers shall be US $___, being an amount equal to the initial public offering price set forth above less US $___ per share; provided that the purchase price per share for any International Option Securities purchased upon the exercise of the over-allotment option described in
Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial International Securities but not payable on the International Option Securities.

                                  SCHEDULE D

                            [LIST OF SUBSIDIARIES]

                                 SCHEDULE  E

            Persons and Entities Initially Subject to Lock-Up



1. Apollo Investment Fund, L.P.
2. Lion Advisers, L.P.
3. [CHELONIAN CORP.
4. VALISE LIMITED PARTNERSHIP
5. HIGH RIVER LIMITED PARTNERSHIP
6. GFI II, L.P.
7. GFI III, L.P.
8. GREEN FAMILY FOUNDATION
9. SAMSONITE CORPORATION]

                                 SCHEDULE  F

                 LIENS ON STOCK OF SIGNIFICANT SUBSIDIARIES;
        RIGHTS, WARRANTS AND OPTIONS TO ACQUIRE SUBSIDIARIES' STOCK

                                 Exhibit A



            OPINIONS OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP,
                       SPECIAL COUNSEL TO THE COMPANY



     1. The Company has been duly incorporated and is subsisting and in good standing as a corporation under the laws of the State of Delaware. The opinion set forth in this paragraph 1 with respect to the Company subsisting and in good standing as a corporation under the laws of the State of Delaware is based solely upon our review of a certificate of the Secretary of State of the State of Delaware and a telegram from the Secretary of State of the State of Delaware.

     2. The Company has the corporate power and authority to conduct its business and to own, lease, and operate its properties in each case as described in the Prospectuses.

     3. The Company has the corporate power and authority to execute, deliver, and perform its obligations under the Purchase Agreements and to issue, sell, and deliver the Common Stock to the Underwriters pursuant to the Purchase Agreements.

     4. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, by reason of the ownership of, or the conduct of business through, any subsidiary of the Company that contributed more than 10% of the revenues of the Company and its subsidiaries on a consolidated basis (each, a "Material Subsidiary") except where the failure so to qualify or to be in good standing would not materially adversely affect the Company.

     5. The execution and delivery by the Company of each of the Purchase Agreements and the performance by the Company of its obligations thereunder, the compliance by the Company with the provisions thereof, and the consummation by the Company of the transactions contemplated thereby, each in accordance with its terms, do not (a) violate or conflict with the Restated Charter or the By-laws, (b) constitute a violation of or a default under any Applicable Contract, or (c) result in the creation of any lien or encumbrance upon any of the property of the Company or any of its subsidiaries pursuant to any Applicable Contracts [TO BE DEFINED AS THOSE CONTRACTS AND AGREEMENTS IDENTIFIED ON
SCHEDULE I HERETO AND ALL CONTRACTS AND AGREEMENTS REFERENCED IN THE PROSPECTUSES, INCLUDING SUCH CONTRACTS AND AGREEMENTS INCORPORATED BY REFERENCE THERETO] (except that, with respect to the foregoing clauses (b) and (c), we express no opinion as to any covenant, restriction or provision of any Applicable Contract with respect to financial ratios or tests or any aspect of the financial condition or results of operations).

     6. Each of the Purchase Agreements constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except that (a) enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principals of equity (regardless of whether enforceability is considered at law or in equity) and (b) the indemnification and contribution provisions contained in the Purchase Agreements may be limited by federal or state securities laws or the public policy underlying such laws.

     7. The execution and delivery by the Company of each of the Purchase Agreements, the performance by the Company of its obligations thereunder, the compliance by the Company with the provisions thereof, and the consummation by the Company of the transactions contemplated thereby, each in accordance with its terms, will not contravene any provision of any Applicable Law. We express no opinion in this paragraph 7, however, with respect to (a) any state securities or Blue Sky laws or (b) the information contained in, or the accuracy, completeness, or correctness of, the Prospectuses, which matters are dealt with in paragraph 20 below and the paragraph following paragraph 20 below.

     8. The execution and delivery by the Company of each of the Purchase Agreements, the performance by the Company of its obligations thereunder, the compliance by the Company with the provisions thereof and the consummation by the Company of the transactions contemplated thereby, each in accordance with its terms, will not contravene any Applicable Order.

     9. No Governmental Approval or any consent or waiver under any Applicable Contract, which has not been obtained or taken and is not in full force and effect, is required for the execution or delivery by the Company of the Purchase Agreements or the performance by the Company of its obligations thereunder, the compliance by the Company with the provisions thereof or the consummation by the Company of the transactions contemplated thereby, each in accordance with its terms, except those which are not required to be obtained prior to the Closing Date. We express no opinion in this paragraph 8, however, with respect to any state securities or Blue Sky laws.

     10. The execution and delivery by the Company of each of the Purchase Agreements, the performance by the Company of its obligations thereunder, the compliance by the Company with the provisions thereof and the consummation by the Company of the transactions contemplated thereby, each in accordance with its terms, have been duly authorized by all requisite corporate action on the part of the Company. The Purchase Agreements have been duly executed and delivered by the Company.

     11. The Company is not required to be registered or regulated as an "investment company" as such term is defined under the Investment Company Act of 1940.

     12. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses; the Securities to be purchased by the Underwriters from the Selling Shareholders have been duly authorized and validly issued and are, will be, or in the case of those Securities to be sold by Mr. Green, when delivered to and paid for by Mr. Green in accordance with the terms of the Option Agreements will be fully paid and non-assessable.

          13. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreements and, when issued and delivered by the Company pursuant to the Purchase Agreements against payment of the consideration set forth in the Purchase Agreements, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability solely by reason of being such a holder.

     14. The issuance and sale of the Securities by the Company and the sale of the Securities by the Selling Shareholders is not subject to the preemptive or other similar rights of any securityholder of the Company arising under any Applicable Contract or the Certificate of Incorporation or By-Laws of the Company.

     15. Each Material Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Material Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Material Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Material Subsidiary.

     16. The Registration Statement, including the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectuses, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue date complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     17. The documents incorporated by reference in the Prospectuses when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act , as applicable, and the rules and regulations of the Commission thereunder.

     18. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable requirements of the Delaware General Corporation Law and with any applicable requirements of the charter and by-laws of the Company.

     19. The information in the Prospectuses under "Description of Capital Stock--Common Stock" and "Certain United States Federal Tax Consequences to Non-United States Holders" and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, contracts and agreements, the Company's charter and bylaws or legal conclusions, has been reviewed by us and is correct in all material respects.

     20. To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectuses that are not described as required.

     21. All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     22. Although we have not undertaken, except as otherwise indicated in this opinion, to determine independently and we do assume responsibility for, the accuracy or completeness of the information in the Prospectuses (except to the extent referred to in paragraph 20 above), we have participated in conferences with officers and representatives of the Company, counsel for the Company, representatives of the independent accountants of the Company and you at which the contents of the Prospectuses and related matters were discussed and, on the basis of the foregoing, no facts have come to our attention that have led us to believe that the Prospectuses (taken together with the documents incorporated therein by reference), as of the date hereof or thereof, contains or contained an untrue statement of a material fact or omits or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no belief with respect to the financial statements, financial statement schedules and other financial data included therein or excluded therefrom or the exhibits to the Registration Statement.

                                                                       Exhibit B


               OPINIONS OF COUNSEL FOR EACH SELLING SHAREHOLDER


[CAPITALIZED TERMS USED AS DEFINED IN THE INTERNATIONAL PURCHASE AGREEMENT]

(i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Shareholders for the performance by each Selling Shareholder of its obligations under the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

(ii) Each Power of Attorney and Custody Agreement has been duly executed and delivered by the respective Selling Shareholders named therein and constitutes the legal, valid and binding agreement of such Selling Shareholder.

(iii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Shareholder.

(iv) Each Attorney-in-Fact has been duly authorized by the Selling Shareholders to deliver the Securities on behalf of the Selling Shareholders in accordance with the terms of the Purchase Agreement.

(v) The execution, delivery and performance of the Purchase Agreements and the Power of Attorney Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreements and in the Registration Statement and compliance by the Selling Shareholders with its obligations under the Purchase Agreements have been duly authorized by all necessary action on the part of the Selling Shareholders and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Shareholders pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which any Selling Shareholder is a party or by which they may be bound, or to which any of the property or assets of the Selling Shareholders may be subject nor will such action result in any violation of any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties.

(vi) To the best of our knowledge, each Selling Shareholder has or, in the case of Initial Securities, will have at the Closing Time, or, in the case of Option Securities, will have at the Date of Delivery, valid and marketable title to such Securities to be sold by such

       Selling Shareholder pursuant to the Purchase Agreements, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the Purchase Agreements. By delivery of a certificate or certificates therefor such Selling Shareholder will transfer to the Underwriters who have purchased such Securities pursuant to the Purchase Agreements (without notice of any defect in the title of such Selling Shareholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                                                                    Exhibit C

                               February ___, 1997


MERRILL LYNCH INTERNATIONAL
BEAR, STEARNS INTERNATIONAL LIMITED
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
GOLDMAN SACHS INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (Europe)
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
PAINEWEBBER INTERNATIONAL
SMITH BARNEY INC.

as Lead Managers of the several
    International Managers to be named in the within-mentioned International Purchase Agreement
c/o Merrill Lynch International
Ropemaker Place
25 Ropemaker Street
London EC2Y 9LY
England


  Re:  Proposed Public Offering by Samsonite Corporation
       -------------------------------------------------

Dear Sirs:

  The undersigned, a stockholder [AND AN OFFICER AND/OR DIRECTOR] of Samsonite Corporation, a Delaware corporation (the "Company"), understands that Merrill Lynch International; Bear, Stearns International Limited; Donaldson, Lufkin & Jenrette Securities Corporation; Goldman Sachs International; Lehman Brothers International (Europe); Morgan Stanley & Co. International Limited; PaineWebber International; and Smith Barney Inc. propose to enter into an International Purchase Agreement (the "International Purchase Agreement") with the Company and the Selling Shareholders (as defined in the International Purchase Agreement) and Merrill Lynch & Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Bear, Stearns & Co. Inc.; Donaldson, Lufkin & Jenrette Securities Corporation; Goldman, Sachs & Co.; Lehman Brothers Inc.; Morgan Stanley & Co. Incorporated; PaineWebber Incorporated; and Smith Barney Inc. propose to enter into a U.S. Purchase Agreement (the " U.S. Purchase Agreement", and together with the International Purchase Agreement, the "Purchase Agreements") the Company and the Selling Shareholders providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [AND AN OFFICER AND/OR DIRECTOR] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each International Manager (as defined in the International Purchase Agreement) that, during a period of 90 days from the date of the

Purchase Agreements, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. Anything to the contrary notwithstanding, the foregoing restrictions shall not apply to the transfer by the undersigned to any affiliate of the undersigned or to any other transferee in a private transaction not requiring registration under the Securities Act f 1933, as amended, or to any bona fide pledge of shares of Common Stock provided that such affiliate or other transferee and/or lender or creditor agrees and acknowledges in writing to Merrill Lynch that it is bound by the provisions of this letter.

                                      Very truly yours,



                                      Signature:

                                      Print Name:

                                                            Annex A

                         [ACCOUNTANT'S COMFORT LETTER]